STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2005-GEL2

REPORTS TO NOTEHOLDERS
Section 4.03 of the Trust Agreement, dated April 1, 2005

Distribution Date:	27-Dec-05

	Original	Beginning			Realized	Interest		Ending
	Certificate	Certificate	Principal	Interest	Loss	Shortfall	Total	Certificate
Class	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
A	$152,044,000.00	$109,305,989.19	$4,597,484.62	$434,673.48	N/A	$0.00	$5,032,158.10	$104,708,504.57
M1	$6,692,000.00	$6,692,000.00	$0.00	$27,742.06	$0.00	$0.00	$27,742.06	$6,692,000.00
M2	$5,748,000.00	$5,748,000.00	$0.00	$25,259.27	$0.00	$0.00	$25,259.27	$5,748,000.00
M3	$3,603,000.00	$3,603,000.00	$0.00	$17,914.92	$0.00	$0.00	$17,914.92	$3,603,000.00
M4	$1,372,000.00	$1,372,000.00	$0.00	$7,553.62	$0.00	$0.00	$7,553.62	$1,372,000.00
B	$1,716,000.00	$1,716,000.00	$0.00	$10,210.20	$0.00	$0.00	$10,210.20	$1,716,000.00
P	$100.00	$100.00	$0.00	$2,070.13	N/A	$0.00	$2,070.13	$100.00
X	$433,214.36	$929,557.13	$0.00	$46,761.32	N/A	$0.00	$46,761.32	$1,109,271.34
R	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total	$171,608,314.36	$129,366,646.32	$4,597,484.62	$572,185.00	$0.00	$0.00	$5,169,669.62	$124,948,875.91

AMOUNTS PER $1,000 UNIT
				Realized	Interest		Ending
		Principal	Interest	Loss	Shortfall	Total	Certificate	Current
Class	Cusip	Distribution	Distribution	of Principal	Amount	Distribution	Balance	Rate
A	86359DAW7	$30.23785628	$2.85886638	$0.00000000	$0.00000000	$33.09672266	$688.67238806	4.47375%
M1	86359DAX5	$0.00000000	$4.14555589	$0.00000000	$0.00000000	$4.14555589	$1,000.00000000	4.66375%
M2	86359DAY3	$0.00000000	$4.39444502	$0.00000000	$0.00000000	$4.39444502	$1,000.00000000	4.94375%
M3	86359DAZ0	$0.00000000	$4.97222315	$0.00000000	$0.00000000	$4.97222315	$1,000.00000000	5.59375%
M4	86359DBA4	$0.00000000	$5.50555394	$0.00000000	$0.00000000	$5.50555394	$1,000.00000000	6.12076%
B	86359DBB2	$0.00000000	$5.95000000	$0.00000000	$0.00000000	$5.95000000	$1,000.00000000	6.12076%
P	N/A	$0.00000000	$20,701.30000000	$0.00000000	$0.00000000	$20,701.30000000	$1,000.00000000
X	N/A	$0.00000000	$107.94037497	$0.00000000	$0.00000000	$107.94037497	$2,560.55995004	1.66702%
							LIBOR	4.19375%

(i),(xv),(xviii)	Principal Distributions & Pool Balance:
	Beginning Balance	129,366,646.32
	Scheduled Principal	320,994.73
	Prepayments (Includes Curtailments)	4,096,775.68
	Net Liquidation Proceeds	0.00
	Repurchases	0.00
	LPMI Insurance Proceeds	0.00
	Total Principal Remittance	4,417,770.41
	Net Realized Losses	0.00
	Negative Amortization	0.00
	Ending Balance	124,948,875.91
	Count	931

(ii)	Aggregate Pool Balance (includes Prefund Amount)	124,948,875.91

(xii)	Balance of Deleted Mortgage Loans	0.00
	Balance of Substituted Mortgage Loans	0.00

(xvii)	Ending Overcollateralization Amount	1,109,171.34
	Target Overcollateralization Amount	3,003,143.75
	Overcollateralization Deficiency Amount	1,893,972.41

(xv),(ix)	Interest Distributions & Fees:	0.00
	Scheduled Interest	764,451.41
	Less: Servicing Fee	53,903.52
	Less: LPMI Fee	5,586.30
	Less: Trustee Fee	1,239.76
	Less: Credit Risk Manager Fee	1,617.08
	Less: Negative Amortization	0.00
	Net Interest Available	702,104.75

(iv)	Amount of Advances required to be made by servicer	225,108.14
	Amount of Advances actually made by servicer	225,108.14
	Amount of Advance shortfall	0.00

(v),(x)	Delinquency Information & Mortgage Pool characteristics

30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
Count	Balance	Count	Balance	Count	Balance
44	4,152,988.64	14	2,030,364.38	17	1,039,173.19

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Outstanding Loans		Foreclosure		Bankruptcy		REO
Count	Balance	Count	Balance	Count	Balance	Count	Balance
931	124,948,875.91	25	4,703,853.52	24	2,007,034.21	2	678,809.89

Current Delinquency Rate (60+days)	8.37081%
Rolling Three Month Delinquency Rate (60+days)	7.73655%

Weighted Average Term to Maturity of Mortgage Loans	280
Weighted Average Gross Coupon of Mortgage Loans	7.09214%
Weighted Average Net Coupon of Mortgage Loans	6.52881%

(xi)	Balance of Loans which became REO in the prior calendar month	0.00

(viii)	Realized Losses incurred during the related Prepayment Period	0.00
	Cumulative Realized Losses since Cut-Off Date	0.00
	Interest Losses	120.00

(vii)	Prepayment Premiums paid to Class P Certificate	2,070.13

(xi)	Interest Shortfall

		Net Prepayment	Net Prepayment		Unpaid
	Carryforward	Interest	Interest	Basis Risk	Basis Risk
	Interest	Shortfall	Excess	Shortfall	Shortfall
A	0.00	0.00	0.00	0.00	0.00
M1	0.00	0.00	0.00	0.00	0.00
M2	0.00	0.00	0.00	0.00	0.00
M3	0.00	0.00	0.00	0.00	0.00
M4	0.00	0.00	0.00	89.01	0.00
B	0.00	0.00	0.00	874.00	0.00
P	0.00	0.00	0.00	0.00	0.00
X	0.00	0.00	0.00	0.00	0.00
TOTAL	0.00	0.00	0.00	963.01	0.00

(xii)	Payments made under Swap Agreement to Swap Counterparty	0.00
	Payments made under Swap Agreement to Supplemental Interest Trust	47,721.61